Gains or losses from reorganization	12 Months Ended
Mar. 31, 2019
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Gains or losses from reorganization
28.	Gains or losses from reorganization

As part of its strategic initiative, the Company has realigned resource allocation to certain of its business and has incurred losses from reorganization.

The reorganization losses are principally divided into impairment losses of 16,882 million yen, losses on withdrawal from businesses of 17,443 million yen and losses incurred to withdraw inactive facilities and other losses of 15,154 million yen for the year ended March 31, 2019.

Impairment losses relate to goodwill and impairment of equity method investments due to changes in recoverable amounts as a result of reorganization of business activities. Refer to Note 30 “Impairment of Assets” for further discussion. Losses on withdrawal from businesses mainly consist of losses related to the pending withdrawal from large casting and forgings business operated by Japan Casting & Forging Corporation, an affiliate in the Steelmaking and Steel Fabrication segment, due to unfavorable business environment. Losses incurred to withdraw inactive facilities and others losses mainly consist of the termination and demolition losses of blast furnace of Wakayama Works which was replaced by a new facility in February 2019.

Majority of the gains from reorganization for the year ended March 31, 2017 resulted from gain from the partial sale of shares of SUMCO Corporation, which was offset by losses from reorganization of Butt-welding Fittings Business of Nippon Steel & Sumikin Kikoh Company, Ltd., in the Steelmaking and Steel Fabrication segment.